                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

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         14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

- --------------------------------------------------------------------------------
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- --------------------------------------------------------------------------------
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/ /  $500  per  each party  to  the controversy  pursuant  to Exchange  Act Rule
     14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
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        pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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
                              (CONTROL DATA LOGO)

                         NOTICE OF 1996 ANNUAL MEETING
                                      AND
                                PROXY STATEMENT

                           CONTROL DATA SYSTEMS, INC.
                          4201 LEXINGTON AVENUE NORTH
                       ARDEN HILLS, MINNESOTA 55126-6198

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS

                            WEDNESDAY, MAY 15, 1996

To Our Stockholders:

    The 1995 Annual Meeting of Stockholders of Control Data Systems, Inc., will be held on Wednesday, May 15 , 1996, at the Minnesota History Center, 345 Kellogg Boulevard West, St. Paul, MN, at 10:00 a.m. Central Daylight Time, for the following purposes:

    1.  Elect six Directors.

    2. Approve appointment of KPMG Peat Marwick LLP as Company's independent auditors.

    3. Approve adoption of amendments to the 1992 Equity Incentive Plan to increase the total number of shares available for grant under the Plan from 2,900,000 to 3,200,000, authorizing additional payment methods upon the exercise of stock options, and clarifying provisions protecting participants in the event of certain corporate transactions.

    These items are more fully described in the following pages of the Proxy Statement.

    Stockholders of record at the close of business on March 18, 1996, will be entitled to vote at the Meeting and any adjournments of the Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Ralph W. Beha

                                          Ralph W. Beha
                                          GENERAL COUNSEL AND SECRETARY

Dated: March 27, 1996

                            YOUR VOTE IS IMPORTANT.

                    PLEASE DATE AND SIGN ENCLOSED PROXY CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(CONTROL DATA LOGO)

                                                    Control Data Systems, Inc.
                                                    4201 Lexington Avenue North
                                                    Arden Hills, MN 55126-6198

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 1996

                            ------------------------

    BACKGROUND. Control Data Systems, Inc. ("Control Data" or "the Company") was established through the transfer by Ceridian Corporation of its Computer Products business to the Company and Ceridian's subsequent immediate spin-off, in July of 1992, of the Company to Ceridian's stockholders as a stock dividend. Since August, 1992 the Common Stock of the Company has been traded on the Nasdaq Stock Market. This Proxy Statement is being furnished in connection with the fourth annual meeting of the Company's stockholders since the spin-off.

    SOLICITING OF PROXY. The Company's Board of Directors is soliciting the accompanying Proxy for use at the Annual Meeting of Stockholders of Control Data to be held on May 15, 1996, and at any adjournments thereof. This Proxy Statement and the related Proxy and Notice of Annual Meeting are being mailed to stockholders beginning on or about April 3, 1996.

    PROXY VOTING PROCEDURES. A Proxy Card is enclosed. In order to register your vote, please complete, date and sign the Proxy Card and return it in the envelope supplied. A Proxy may be revoked at any time before it is exercised by filing a written revocation with the Company's Secretary, by delivering to the Company's Secretary a new written proxy, or by attending the Meeting and voting in person.

    When stock is registered in the name of more than one person, EACH such person must sign the Proxy. If the stockholder is a corporation, the Proxy must be signed in its corporate name by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian, custodian or in any other representative capacity, the signer's full title must be given.

    Shares represented by a properly executed Proxy received by Control Data prior to the Meeting and not revoked will be voted in accordance with the instructions of the stockholder; if no instructions are indicated, such shares will, subject to the following, be voted in accordance with the recommendations of the Board of Directors. If a stockholder abstains from voting as to any item, then the shares held by such stockholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such item, but such shares shall not be deemed to have been voted in favor of such item. Therefore, abstentions as to an item will have the same effect as votes against such item. If a broker returns any "nonvotes," indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on such item, then the shares covered by such nonvotes shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such item.

    RECORD DATE AND QUORUM. Stockholders are entitled to one vote for each share of Control Data Common Stock, $.01 par value, they hold of record as of the close of business on March 18, 1996. Holders are not entitled to cumulative voting rights in the election of directors. On the March 18, 1996 record date, 14,324,007 shares of Control Data Common Stock were outstanding. A quorum (a majority of the outstanding shares) must be represented at the Meeting in person or by Proxy to transact business.

                 STOCKHOLDINGS OF CERTAIN OWNERS AND MANAGEMENT

    CERTAIN BENEFICIAL OWNERS.   To  the best  of Control  Data's knowledge,  no
person or group was the beneficial owner of more than 5% of Control Data Common Stock as of March 18, 1996.

    MANAGEMENT STOCKHOLDINGS. The following table shows the Control Data Common Stock beneficially owned by each Control Data director, each executive officer named in the Summary Compensation Table and by all directors and executive officers (including the named individuals) as a group as of March 18, 1996.

                                                          AMOUNT AND
                                                          NATURE OF          PERCENT OF
             NAME OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP       CLASS
- --------------------------------------------------  ----------------------  -------------
W. Donald Bell....................................            28,332               0.2%
Grant A. Dove.....................................            28,332               0.2%
Marcelo A. Gumucio................................            28,332               0.2%
W. Douglas Hajjar.................................            53,332               0.4%
Keith A. Libbey...................................            28,582               0.2%
James E. Ousley...................................           401,906               2.8%
Joseph F. Killoran................................            95,875               0.7%
Dieter Porzel.....................................            75,000               0.5%
Ruth A. Rich......................................            97,606               0.7%
All directors and executive officers as a group
  (13 persons)....................................           888,097               6.2%

- ------------------------
(1) Except as otherwise noted, each person or group named in the table has sole power to vote and dispose of all shares listed for such person or group. Of the total number of Mr. Ousley's shares, 33,334 are shares over which Mr. Ousley has sole voting power but which are subject to restrictions on disposition. Shares not currently outstanding but deemed beneficially owned by virtue of the right of the person to acquire them as of March 18, 1996, or within 60 days of such date (on or before May 17, 1996), are treated as also outstanding only when determining the amount and percent owned by such person or by the group. Such additional shares so considered outstanding are as follows: Mr. Bell, 28,332 shares; Mr. Dove, 28,332 shares; Mr. Gumucio, 28,332 shares; Mr. Hajjar, 28,332 shares, Mr. Libbey, 28,332 shares; Mr. Ousley, 351,677 shares; Mr. Killoran, 94,066 shares; Mr. Porzel, 75,000 shares; Ms. Rich, 96,563 shares; all directors and executive officers as a group, 829,188 shares.

                                 ITEM NUMBER 1
                             ELECTION OF DIRECTORS

GENERAL INFORMATION

    In accordance with the Company's Bylaws, the Board of Directors has set the number of directors at six. The Board has nominated the six current members as the slate recommended for election at the 1996 Annual Meeting. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES LISTED BELOW. The election of directors is decided by a plurality of the votes cast.

    Directors elected at the 1996 Meeting will hold office until the next Annual Meeting and until their successors are duly chosen and qualify, or until their earlier resignations or removal. The Board of Directors has inquired of each nominee and has ascertained that each will serve if elected. In the event that any of these nominees should become unavailable for election, the Board of Directors may designate substitute nominees, in which event the shares represented by the Proxy Cards returned will be voted for such substitute nominees unless an indication to the contrary is noted on the Proxy Card.

                                                                                                             DIRECTOR
         NAME                          PRINCIPAL OCCUPATION AND OTHER INFORMATION                    AGE       SINCE
- -----------------------  -----------------------------------------------------------------------     ---     ---------
W. DONALD BELL           W. Donald Bell is the founder, President and Chief Executive Officer of     58       August
                          Bell  Microproducts,  Inc.,  a  distribution  company  specializing in               1992
                          semiconductors, computer  products,  and manufacturing  services.  Mr.
                          Bell founded Bell Microproducts, Inc. in 1988.

GRANT A. DOVE            Grant  A.  Dove  is  a  Managing  Partner  of  Technology  Strategies &     67       August
                          Alliances, a strategic planning and investment banking firm. Mr.  Dove               1992
                          joined  TS&A in 1991.  From 1987-1992, Mr. Dove  served as Chairman of the Board and Chief Executive Officer of Microelectronics and Computer
                          Technology Corporation (MCC). He is Chairman of the Board and a direc-
                          tor of OPTEK Technology, Inc. Mr. Dove is also a director of US  West,
                          Inc.,  Cooper Cameron  Corporation, Intervoice,  Inc., The  Fore Front
                          Group, Inc., and MCC.

MARCELO A. GUMUCIO       Marcelo A.  Gumucio  is the  President,  Chairman and  Chief  Executive     58       August
                          Officer  of Memorex Telex, N.V., an international organization engaged               1992
                          in the  development and  distribution  of computer  networks,  storage products and related support services as part of integrated solutions.
                          Mr.  Gumucio  joined Memorex  Telex, N.V.  in  1992. Prior  to joining
                          Memorex Telex, N.V.,  Mr. Gumucio  was President of  Gumucio, Burke  &
                          Associates,  a private investment firm he founded in 1990. Mr. Gumucio was President,  Chief Operating  Officer and  member of  the Board  of
                          Directors  of Cray  Research, Inc. from  March 1988 to  July 1990. Mr.
                          Gumucio is also a director of Memorex Telex, N.V.

                                                                                                             DIRECTOR
         NAME                          PRINCIPAL OCCUPATION AND OTHER INFORMATION                    AGE       SINCE
- -----------------------  -----------------------------------------------------------------------     ---     ---------
W. DOUGLAS HAJJAR        W. Douglas Hajjar is Chairman of Control Data Systems, Inc. He was Vice     48       August
                          Chairman  of  Cadence  Design  Systems,  Inc.,  an  electronic  design               1992
                          automation  vendor, from  December 1991, when  Cadence Design Systems,
                          Inc. completed its merger with Valid Logic Systems Inc., to May  1994.
                          From September 1987 through December 1991, Mr. Hajjar was Chairman and
                          Chief Executive Officer of Valid Logic Systems, Inc.

KEITH A. LIBBEY          Keith  A. Libbey is a member and  Chairman of the Board of Fredrikson &     58       August
                          Bryon, P.A.,  a  law  firm  with  principal  offices  in  Minneapolis,               1992
                          Minnesota.

JAMES E. OUSLEY          James  E. Ousley has been President  and Chief Executive Officer of the     50       August
                          Company since  the  establishment of  the  Company as  an  independent               1992
                          public company through the transfer of Ceridian Corporation's Computer
                          Products  business to the Company and subsequent immediate spin-off of the Company  from Ceridian  effective July  31, 1992.  Mr. Ousley  was
                          President  of Ceridian's  Computer Products business  since April 1989 and was Executive Vice President of Ceridian from February 1990  until the  spin-off of  the Company.  From January  1989 to  April 1989, Mr.
                          Ousley was Vice President, Marketing and Sales for Ceridian's Computer
                          Products business and  prior thereto  he held  various positions  with
                          Ceridian. Mr. Ousley is also a director of Memorex-Telex N.V.

    Any stockholder who intends to make a nomination at an annual meeting must deliver, not less than 50 nor more than 75 days prior to the particular annual meeting, a notice to Control Data's Corporate Secretary setting forth: the name and address of the stockholder who intends to make the nomination; the class and number of shares of stock of the Company which are beneficially owned by the stockholder; the name, age, business address and residence address of each nominee being proposed by the stockholder; the principal occupation or employment of each nominee; the class and number of shares of stock of the Company which are beneficially owned by each nominee; such other information concerning each nominee that would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee; and a signed consent of each nominee to serve as a director of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

BOARD AND BOARD COMMITTEE MEETINGS

    The Company's Board of Directors held five Board meetings in fiscal year 1995. The standing committees of the Board of Directors include the Audit Committee and the Compensation Committee. No director missed a meeting of the Board of Directors or a meeting of any Board committee on which the director served. The Board does not have a standing nominating or similar committee.

    AUDIT COMMITTEE. The Audit Committee held two meetings in fiscal year 1995. Committee members are Mr. Libbey (Chair) and Mr. Dove. The Committee reviews Control Data's annual financial statements; makes recommendations regarding Control Data's independent auditors and scope of auditor services; reviews the adequacy of accounting and audit policies, compliance assurance procedures and internal controls; reviews nonaudit services performed by auditors to maintain auditors' independence; and reports to the Board of Directors on disclosure adequacy and adherence to accounting principles. The Audit Committee also appoints the Company's
Retirement Committee which is responsible for administering the Company's qualified U.S. retirement plans.

    COMPENSATION COMMITTEE. The Compensation Committee held two meetings in fiscal year 1995. Committee members are Mr. Hajjar (Chair) and Mr. Bell. The Committee reviews compensation philosophy and major compensation and benefits programs for executives; administers certain stock plans; and approves executive officers' and directors' compensation.

DIRECTOR COMPENSATION

    Officers of the Company do not receive any additional compensation for serving as members of the Board of Directors or any of its committees. Directors who are not employees of the Company receive an annual retainer fee of $16,000 ($17,000 if chairman of a Board committee) and $1,000 for each Board or Board committee meeting attended. The Chairman of the Company receives $25,000 per calendar quarter, with no additional fees for Board or Board committee meetings attended. If there is a "change of control" of the Company as defined in the Company's 1992 Equity Incentive Plan, then the Chairman shall, upon a "change of control termination" as defined in such Plan, be paid an amount equal to three times the Chairman's annual fee.

    Under the Company's 1992 Equity Incentive Plan, directors who are not employees of the Company are also eligible for stock options. As specified in the Plan, an option for 25,000 shares of the Company's Common Stock is granted to each non-employee director when such director first assumes office as a director. The Plan also provides for the annual grant of an option for 5,000 shares to each non-employee director upon the director's reelection to the Board. The exercise price for an option granted to a non-employee director is the fair market value of a share of the Common Stock as of the date the option is granted. Each option is a nonqualified stock option, expires ten years after the date it is granted and becomes exercisable as to one-third of the shares subject to the option on each of the succeeding three anniversaries of the option grant. If a non-employee director ceases to be a director of the Company for reasons other than death or disability, any portion of an option not yet exercisable at such time will be forfeited, and the portion of the option then exercisable will remain exercisable for 90 days.

    In November 1994, Mr. Hajjar entered into a consulting agreement with the Company pursuant to which he could be called upon, at mutually agreed times, to advise the Company on various matters related to the Company's business plans and restructuring plans. Mr. Hajjar performed no services under this agreement during 1995. Following his appointment as Chairman in August 1995, the consulting agreement was terminated by mutual agreement.

CERTAIN BUSINESS RELATIONSHIPS

    Mr. Libbey is a member and Chairman of the Board of Fredrikson & Byron, P.A. Fredrikson & Byron, P.A. is regularly retained to provide legal services to the Company.

                                 ITEM NUMBER 2
                       APPROVAL OF SELECTION OF AUDITORS

    Upon recommendation of its Audit Committee, the Company's Board has selected KPMG Peat Marwick LLP, certified public accountants, as independent auditors for the Company for the current fiscal year ending December 31, 1996. That firm has acted as independent auditors for the Company and its former parent company, Ceridian Corporation, for more than 30 years, and the Board considers it highly qualified. Although it is not required to do so, the Board of Directors wishes to submit the selection of KPMG Peat Marwick LLP for shareholders' approval at the 1996 Annual Meeting. If the stockholders do not give approval, the Board will reconsider its selection.

    Representatives of KPMG Peat Marwick LLP will be present at the 1996 Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

    THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF THIS APPOINTMENT.

                                 ITEM NUMBER 3
            APPROVAL OF AMENDMENT TO THE 1992 EQUITY INCENTIVE PLAN

    In 1996, the Board of Directors approved changes to the 1992 Equity Incentive Plan (the "Plan"), subject to stockholder approval. The Board believes that the Plan has been, and will continue to be, important for attracting, retaining and providing incentives for those officers, employees and non-employee directors ("participants") who can have a significant effect on the success of the Company. Specifically, the Board approved amendments increasing the number of shares of the Company's Common Stock for issuance pursuant to awards under the Plan from 2,900,000 shares to 3,200,000 shares, authorizing additional payment methods upon the exercise of stock options, and clarifying provisions protecting participants in the event of certain corporate transactions.

    The affirmative vote of a majority of the shares of the Company's Common Stock represented and voting on this proposal at the 1996 Annual Meeting of Stockholders is required for approval of the above amendments.

DESCRIPTION OF 1992 EQUITY INCENTIVE PLAN

    A general description of the material features of the 1992 Equity Incentive Plan, as amended, follows, but this description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Secretary of the Company:

    GENERAL. In July, 1992, the Company adopted the 1992 Equity Incentive Plan (the "Plan"). Under the Plan, the Compensation Committee may award nonqualified or incentive stock options, restricted stock and performance units to those officers and employees of the Company (including its subsidiaries and affiliates) whose performance, in the judgment of the Compensation Committee, can have a significant effect on the success of the Company. In addition, as described below, non-employee directors are also eligible for the grant of nonqualified stock options.

    SHARES AVAILABLE. Assuming the stockholders approve the proposed amendments, a total of 3,200,000 shares of the Company's Common Stock will have been made available for issuance pursuant to prior and future options, restricted stock awards and performance units under the Plan. Under the terms of the Plan, any one employee may not, in any calendar year, receive stock options which, in the aggregate, would permit the employee to purchase more than 300,000 shares of the Company's Common Stock. If any options granted under the Plan expire or terminate prior to exercise, the shares subject to the portion of the option not exercised are available for subsequent option grants.

    The total number of shares and the exercise price per share of Common Stock that may be issued pursuant to outstanding stock options, restricted stock awards or performance units are subject to adjustment by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations, or similar transactions in which the Company receives no consideration. The Board may also provide for the protection of optionees or recipients of restricted stock awards and performance units in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

    ADMINISTRATION AND TYPES OF AWARDS. With the exception of the non-employee director stock options, the features of which are established by the director option provisions specified in the Plan, the Plan is administered by the Compensation Committee of the Board of Directors, which consists of at least two disinterested directors who are not employees of the Company, and which must approve options and awards granted under the Plan. The Committee has broad powers to administer and interpret the Plan, including the authority: (i) to establish rules for the administration of the Plan; (ii) to select the participants in the Plan; (iii) to determine the types of awards to be granted and the number of shares covered by such awards; and (iv) to set the terms and conditions of such awards. All determinations and interpretations of the Committee are binding on all interested parties.

    OPTIONS. Options granted under the Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code ("I.R.C."), or "nonqualified" stock options that do not qualify for special tax treatment under Section 422 or similar provisions of the I.R.C. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the underlying Common Stock on the date the incentive stock option is granted. The exercise price for nonqualified stock options granted under the Plan also will not generally be less than the fair market value of a share of the Company's Common Stock on the date the nonqualified stock option is granted. The fair market value of the Company's Common Stock was $18.50 on March 26 , 1996. The exercise price generally must be paid in cash unless the Compensation Committee permits payment in shares of Company stock. The Compensation Committee may also authorize the payment of the exercise price in installments or through a promissory note.

    An option will generally expire ten years after the date it is granted, and will ordinarily become exercisable as to one-third of the shares subject to the option on each of the three succeeding anniversaries of the date of grant. The Compensation Committee may modify the exercisability of an option in its discretion. Following a "change of control termination," as described below, all options granted under the Plan will become immediately exercisable. In certain circumstances, nonqualified stock options may be transferred to a member of the optionee's immediate family, a trust for the benefit of such immediate family members or a partnership in which such family members are the only partners. Except for the annual grants of nonqualified stock options to non-employee directors described below, the grants of stock options under the Plan are subject to the Compensation Committee's discretion. Consequently, future grants to eligible optionees cannot be determined at this time.

    Directors who are not employees of the Company are also eligible for nonqualified stock options. As specified in the Plan, a stock option for 25,000 shares of the Company's Common Stock is granted to each non-employee director when such director is first elected to the Board of Directors. In addition, each non-employee director is granted a stock option to purchase 5,000 shares of the Company's Common Stock each year upon his or her reelection to the Board. The exercise price for an option granted to a non-employee director equals the fair market value of a share of the Common Stock as of the date the option is granted. Each option is a nonqualified stock option, expires ten years after the date it is granted and becomes exercisable as to one-third of the shares subject to the option on each of the succeeding three anniversaries of the option grant. If a non-employee director ceases to be a director to the Company for reasons other than death or disability, any portion of the option not yet exercisable at such time will be forfeited, and the portion of the option then exercisable will remain exercisable for 90 days.

    RESTRICTED STOCK AWARDS AND PERFORMANCE UNITS. The Plan also provides for shares of the Company's Common Stock to be issued in the form of restricted stock awards, and for performance units. Restricted stock awards and performance units cannot be transferred and may be subject to risk of forfeiture. The Compensation Committee determines the times and extent to which the restrictions on transferability of the shares and the risk of forfeiture will lapse. Because future grants of restricted stock awards and performance units are subject to the discretion of the Compensation Committee, future awards to eligible participants cannot be determined at this time.

    CHANGE OF CONTROL PROVISIONS. Following a "change of control termination," generally all options granted under the Plan will become immediately exercisable and all restrictions on restricted stock awards, if any, under the Plan will immediately lapse. Within 30 days following a change of control termination, a participant in the Plan may require the Company to purchase any shares of stock awarded to the participant under the Plan as to which the restrictions on transfer lapsed because of the change of control termination. The purchase price will equal the fair market value of the shares on the day prior to the "change of control." These provisions also provide that all change of control compensation to a participant must be less than the amount which would be considered a "parachute payment" under Section 280G of the I.R.C. To the extent that change of control compensation would exceed this amount with respect to a participant, the participant must designate which payments would be reduced or eliminated so as to avoid receipt of a parachute payment.

    For purposes of these provisions, a "change of control termination" refers to either of the following if it occurs within two years after a "change of control" of the Company: (i) termination of the individual's employment by the Company for reasons other than a willful failure to perform his or her employment duties or conduct constituting a felony involving moral turpitude,
(ii) the individual terminates employment with the Company for "good reason," or
(iii) for non-employee directors, the termination of the individual's status as a director. "Good reason" is generally defined as an adverse change in the individual's responsibilities, authority, compensation or working conditions, or a material breach of an employment agreement by the Company. "Change of control" is defined as: (i) a merger or consolidation involving the Company if less than 50% of the Company's voting stock after the business combination is held by persons who were stockholders before the business combination; (ii) a sale of the assets of the Company substantially as an entirety; (iii) ownership by a person or group of at least 20% of the Company's voting securities; (iv) approval by the stockholders of a plan for the liquidation of the Company; and
(v) certain changes in the composition of the Company's Board of Directors.

    AMENDMENT. Except for the provisions of the Plan relating to the grant of nonqualified stock options to non-employee directors, the Board of Directors or the Compensation Committee may terminate or amend the Plan at any time prior to a "change of control," except that the terms of option or award agreements then outstanding may not be adversely affected without the consent of the individual. The provisions relating to the nonqualified stock options granted to the non-employee directors may not be amended more frequently than once every six months, unless the amendment is required to comply with changes in the Employee Retirement Income Security Act of 1974 ("ERISA") or the I.R.C. After a change of control, neither the Board of Directors nor the Compensation Committee may terminate or amend the Plan to deny participants the change of control benefits stated in the Plan. Neither the Board nor the Compensation Committee may amend the Plan without the approval of the Company's stockholders if the amendment would materially increase the total number of shares of Common Stock available for issuance under the Plan, materially increase the benefits accruing to any individual or materially modify the requirements as to eligibility for participation in the Plan.

    FEDERAL INCOME TAX MATTERS. "Nonqualified" stock options granted under the Plan are not intended to and do not qualify for the favorable tax treatment available to "incentive" stock options under I.R.C. Section 422. Generally, no income is taxable to the optionee (and the Company is not entitled to any deduction) upon the grant of a nonqualified stock option. When a nonqualified stock option is exercised, the optionee generally must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company normally will receive a deduction equal to the amount of compensation the optionee is required to recognize as ordinary income and must comply with applicable federal withholding requirements.

    "Incentive" stock options granted under the Plan are intended to qualify for favorable tax treatment under I.R.C. Section 422. Under Section 422, an optionee realizes no taxable income when an incentive stock option is granted. Further, the optionee generally will not realize any taxable income when the incentive stock option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

    NEW PLAN BENEFITS. Control Data's management and the Board of Directors believe that adoption of the proposed amendments will enable the Company to continue to attract and retain a strong management and employee base, and will further underpin the philosophy that key employees should be linked to, incented by, and rewarded as a result of increasing shareholder value. The table below shows the total number of stock options that have been received by the following individuals and groups under the Plan:

                           1992 EQUITY INCENTIVE PLAN

                                                              TOTAL NUMBER OF
                  NAMES AND POSITION/GROUP                  OPTIONS RECEIVED (1)
- --------------------------------------------------------------------------------
JAMES E. OUSLEY ............................................             376,677
 President and Chief Executive Officer
DIETER PORZEL ..............................................             112,608
 Vice President, Europe/Middle East and Africa
JOSEPH F. KILLORAN .........................................             118,682
 Vice President and Chief Financial Officer
RUTH A. RICH ...............................................             103,230
 Vice President, Human Resources and Administration
CURRENT EXECUTIVE GROUP ....................................             885,617
 (8 persons)
CURRENT NON-EXECUTIVE DIRECTOR GROUP .......................             175,000
 (5 persons)
CURRENT NON-EXECUTIVE OFFICER EMPLOYEE GROUP ...............           1,246,567
 (132 persons)

- ------------------------
(1) This table reflects the total number of stock options granted in prior fiscal years and to date in the current 1996 fiscal year.

    Because future grants and awards under the Plan are subject to the Compensation Committee's discretion or the non-employee director's reelection to the Board, the future benefits or amounts that may be received by these individuals or groups, under the Plan as amended, cannot be determined at this time.

VOTE REQUIRED

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE 1992 EQUITY INCENTIVE PLAN. The affirmative vote of a majority of the shares represented in person or by proxy on this item of business at the 1996 Annual Meeting is required for approval of the proposed amendments to the Plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth the fiscal year 1995 annual and long-term compensation for the Company's Chief Executive Officer and the other three executive officers, as well as the total compensation paid to each individual during fiscal years 1993 and 1994:

                                                                                 LONG-TERM COMPENSATION
                                                                          ------------------------------------
                                                                                  AWARDS            PAYOUTS
                                                                          ----------------------  ------------
                                             ANNUAL COMPENSATION                      NUMBER OF
                                      ----------------------------------              SECURITIES
                                                               OTHER      RESTRICTED  UNDERLYING
                                                               ANNUAL       STOCK      OPTIONS/       LTIP       ALL OTHER
        NAME AND            FISCAL      SALARY     BONUS    COMPENSATION   AWARD(S)      SARS       PAYOUTS     COMPENSATION
   PRINCIPAL POSITION        YEAR      ($) (1)      ($)         ($)        ($) (2)       (#)          ($)         ($) (3)
- -------------------------  ---------  ----------  --------  ------------  ----------  ----------  ------------  ------------
JAMES E. OUSLEY              1995        385,000   383,000           0      321,875           0              0     3,750
 President and Chief         1994        380,944    77,000           0            0           0              0         0
 Executive Officer           1993        331,538    70,000           0            0           0              0         0
DIETER PORZEL (4)            1995        262,458    67,160           0            0           0              0         0
 Vice President,             1994        239,432    29,929           0            0      25,000              0         0
 Europe/Middle East          1993        218,246    17,308           0            0      25,000              0         0
 and Africa
JOSEPH F. KILLORAN           1995        175,000   137,500           0            0           0              0     3,750
 Vice President and          1994        173,269    21,875           0            0      25,000              0         0
 Chief Financial             1993        144,615    20,000           0            0           0              0         0
 Officer
RUTH A. RICH                 1995        120,000    60,000           0            0           0              0     3,750
 Vice President,             1994        120,000    15,000           0            0      10,000              0         0
 Human Resources and         1993        120,000    15,000           0            0           0              0         0
 Administration

- ------------------------------
(1) The amounts reflected in "Salary" include the named executive's salary deferral contributions to the Company's Personal Investment Plan, which is a savings plan qualified under Section 401(a) and 401(k) of the Internal Revenue Code, for the period indicated.

(2) The value of Mr. Ousley's restricted stock holdings at the end of the 1995 fiscal year was $981,250. Of the 50,000 shares granted, restrictions on 16,666 shares lapsed on July 5, 1995, restrictions on 16,666 additional shares will lapse on January 4, 1997, and restrictions on the remaining shares will lapse on January 4, 1998. Any dividends declared by the Company on its common stock would be payable to Mr. Ousley on his restricted shares.

(3) "All Other Compensation" reflects, in each instance, a discretionary profit sharing contribution made by the Company on behalf of the named executive under the Company's Personal Investment Plan for the 1995 fiscal year. For fiscal year 1995, each U.S. employee received, upon the Company's attainment of certain financial objectives determined by the Board of Directors, an amount equal to two and one-half percent (2 1/2%) of annual compensation up to $150,000, or a maximum contribution of $3,750. Contributions for future fiscal years and any related financial objectives will be determined by the Board of Directors.

(4) All amounts for Mr. Porzel were paid in Deutsche Marks and converted to U.S. dollar equivalents at the exchange rates prevailing on the last day of the applicable fiscal year. Amounts paid in 1995 were converted at the rate prevailing on December 29, 1995 (0.6961).

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

    No options or SARs were granted to the named executives during 1995.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTIONS/SAR VALUES

    The following table summarizes the options and SARs exercised during 1995 and presents the value of unexercised options and SARs held by the named executives at December 31, 1995:

                                                                   SECURITIES UNDERLYING       VALUE OF
                                                                        UNEXERCISED           UNEXERCISED
                                                                      OPTIONS/SARS AT        IN-THE-MONEY
                                                                    FISCAL YEAR-END (1)     OPTIONS/SARS AT
                                                                            (#)             FY-END (2) ($)
                          SHARES ACQUIRED
                            ON EXERCISE         VALUE REALIZED        EXERCISABLE (E)       EXERCISABLE (E)
        NAME                    (#)                   ($)            UNEXERCISABLE (U)     UNEXERCISABLE (U)
- ---------------------  ---------------------  -------------------  ---------------------  -------------------
JAMES E. OUSLEY                      0                     0              351,677(E)           $4,180,320(E)
                                                                                0(U)                    0(U)
DIETER PORZEL                        0                     0               79,933(E)              898,482(E)
                                                                           25,001(U)              278,135(U)
JOSEPH F. KILLORAN                   0                     0               90,733(E)            1,056,261(E)
                                                                           16,667(U)              185,837(U)
RUTH A. RICH                         0                     0               96,563(E)            1,163,730(E)
                                                                            6,667(U)               80,004(U)

- ------------------------
(1) All are options to purchase Common Stock. No SARs were exercised or are outstanding, whether free standing or in tandem with the options. The number of unexercised options includes shares that may be issued upon the exercise of replacement options which were provided to the optionee pursuant to the provisions of the spin-off of the Company from Ceridian Corporation to replace Ceridian stock options held by such optionee at the time of the spin-off. The number of shares subject to the optionee's replacement option and the exercise price were calculated to preserve the economic value of the optionee's Ceridian stock option. In addition, the replacement option contains the same terms and conditions as the Ceridian option, and the replacement option's duration and exercisability is measured according to the date that the Ceridian option was granted.

(2) Based on the difference between $19.625 (the closing price of the Company's Common Stock on December 29, 1995 as reported by the Nasdaq Stock Market) and the option's exercise price.

PENSION PLAN AND BENEFIT EQUALIZATION PLAN

    The Company maintains a defined benefit pension plan (the "Retirement Plan") for its U.S. employees (including executive officers and employees of U.S. subsidiaries), which is funded by employee salary reductions and after-tax contributions and Company contributions. However, effective December 20, 1992, benefits under the Retirement Plan were frozen, meaning that no employees may become participants in the plan after that date, that pension benefits for all employees currently participating in the Retirement Plan will be computed only on the basis of compensation paid and years of service completed to that date, and that no future contributions will be made to the Retirement Plan except to the extent required by the funding standards of ERISA and the I.R.C. All current Retirement Plan participants also acquired a fully vested interest in their pension benefits.

    Generally, the amount of the annual pension benefit under the Retirement Plan equals an annual base pension of 1.2% of the participant's average annual compensation during the participant's highest consecutive five-year earnings period ending on or before December 20, 1992, multiplied by the participant's credited years of service as of such date. In addition, the participant is entitled to an annual excess pension benefit of 0.4% of such average annual compensation in excess of the participant's "break point" multiplied by the participant's years of credited service as of December 20, 1992, or 30 years, whichever is less. A participant's "annual compensation" generally consists of salary and any annual bonus paid under the Executive Incentive Plan. The participant's "break point" amount essentially represents an average of the social security wage bases to which a participant has been subject over his or her career, and has been frozen at the amount determined for the participant as of December 20, 1992.

    The Company also maintains a Benefit Equalization Plan, under which benefits were also frozen on December 20, 1992. In 1992, the Internal Revenue Code limited the annual benefits payable from the Retirement Plan at $112,221 and provided that compensation in excess of $228,860 per year could not be used in calculating benefits under the Company's Retirement Plan described above. The Benefit Equalization Plan provides employees (including certain named executive officers) with supplemental pension benefits so that they will receive, in the aggregate, the benefits that they would have been entitled to receive under the frozen Retirement Plan had these limits not been imposed. The Benefit Equalization Plan is an unfunded plan, and any amounts payable remain subject to the claims of the Company's creditors. Any benefits payable to a participant under the Benefit Equalization Plan commence at the same time as the pension benefits payable under the Retirement Plan.

    The estimated annual benefits payable under the Retirement Plan and benefit equalization plan upon retirement at age 65 (expressed in the form of a single-life annuity) for each of the named executive officers are as follows:
Mr. Ousley, $75,009; and Ms. Rich, $45,728. The years of service this calculation represents at the time the plan was frozen in 1992 was 24.5 years and 25.9 years, respectively.

    Neither Mr. Killoran nor Mr. Porzel participated in the Retirement Plan. Mr. Killoran had participated in a pension plan sponsored by Ceridian Corporation for employees of a company acquired by Ceridian and received a distribution from Ceridian under that plan. The German subsidiary of the Company maintains a defined benefit plan for its employees, including Mr. Porzel. Generally, the amount of the benefit is 0.5% of eligible earnings up to the German social security wage base for each year of credited service, plus 2.0% of eligible earnings above the social security wage base for each year of credited service. Based upon present earnings, the estimated annual benefit payable to Mr. Porzel under the German retirement plan at age 65 is an amount of Deutsche Marks equivalent to $80,828, calculated at the exchange rate prevailing on December 29, 1995. Future increases in Mr. Porzel's compensation, if any, will not affect these amounts.

EMPLOYMENT AGREEMENTS

    The Company has severance agreements, expiring January 4 , 1998, with Messrs. Ousley and Killoran under which the executive will receive certain severance payments and benefits in the event of a "change of control termination." Such term has the same definition as is used for acceleration of the Company's outstanding stock options described in Item 3 above, except the severance agreements require that the executive's termination of employment must be within one year of the change of control event in order to entitle him to the severance pay and benefits provided by his severance agreement. If a change of control termination occurs under his severance agreement, Mr. Ousley is entitled to receive within five days of such termination a severance payment equal to approximately three times his average annual taxable compensation for the five tax years preceding the year in which the change of control event occured. Mr. Killoran's severance payment is approximately one and one-half times his average annual taxable compensation over the five-year period. In the event of a change of control termination, the Company is also required to continue for thirty-six months the executive's life, health, dental and disability benefits at a level comparable to the benefits he was receiving before the change of control termination. The severance agreements also provide that all change of control compensation pertaining to the executive must be less than the amount which would be considered a "parachute payment" under Section 280G of the Internal Revenue Code. To the extent that the severance payment to which the executive is entitled under his severance agreement, together with any other change of control compensation payable to him, would exceed this amount, the executive must designate which payments or change of control compensation should be reduced or eliminated so as to avoid receipt of a parachute payment.

    The German subsidiary of the Company, Control Data GmbH, has an employment agreement with Mr. Porzel which is terminable by Control Data GmbH upon 36 months' notice or upon Mr. Porzel reaching age 65, and by Mr. Porzel upon 6 months' notice. Under this agreement, Mr. Porzel is required to devote full time to serve as the "Vorsitzender der Geschaeftsfuehrung" (chief executive officer) of Control Data GmbH. As such, he is prohibited from disclosing confidential information about the Company during and after the term of employment and he is required to disclose and assign to Control Data GmbH, in accordance with applicable German law, any intellectual property created during his employment. The agreement also provides for remuneration at levels determined in accordance with the compensation policies of the Company, and prescribes certain acts which require the prior approval of the Company. Upon any termination of his employment, Mr. Porzel will be entitled to receive remuneration at then-curent levels for the balance of his notice period.

COMPENSATION COMMITTEE REPORT

    Decisions on compensation of the Company's executive officers generally are made by the Compensation Committee of the Board of Directors. The two members of the Compensation Committee are non-employee directors. Decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board, except for decisions about awards under the Company's 1992 Equity Incentive Plan which must be made solely by the Committee in order for the grants under such Plan to satisfy Rule 16b-3 of the Securities and Exchange Commission ("SEC").

    COMPENSATION PHILOSOPHY AND RELATIONSHIP OF PERFORMANCE. This report reflects the Compensation Committee's executive officer compensation philosophy as endorsed by the Board of Directors. The resulting actions taken by the Company are shown in the compensation tables supporting this report. The Compensation Committee either approves or recommends to the Board of Directors compensation levels and compensation components for the executive officers. All of the non-employee members of the Board of Directors review compensation actions affecting the Chief Executive Officer. This report reflects the compensation philosophy for fiscal year 1995.

    The Compensation Committee's executive compensation policies are designed to enhance the financial performance of the Company, and thus stockholder value, by significantly aligning the financial interests of the key executives with those of stockholders.

    The executive compensation program is viewed in total considering all of the component parts: base salary, annual performance incentives, benefits, and long-term incentive opportunity in the form of stock options and restricted stock grants. The annual compensation components consist generally of lower base salaries than those of comparable companies combined with higher incentive plans based on the Company's financial performance and performance against its strategic initiatives. Long-term incentive is based on stock performance through stock options and restricted stock grants. The Compensation Committee's position is that stock ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. Overall, the intent is to have more significant emphasis on variable compensation components and less on fixed cost components. The Committee believes this philosophy and structure are in the best interests of the stockholders.

    Compensation reflected in the previous tables paid to the Company's executive officers is from January 1, 1993 to December 31, 1995, consisting of the following elements: base salary, performance incentives and deferred profit sharing paid for such period, and stock options and restricted stock granted under the Company's 1992 Equity Incentive Plan.

    Recent tax law changes, effective for fiscal year 1994 and future years, may disallow deductions for compensation paid by the Company to each of the Company's named executive officers if the officer's compensation exceeds $1,000,000. Special rules apply for "performance-based" compensation, including compensation resulting from stock options. The 1992 Equity Incentive Plan includes a per-employee limit on the options that can be granted to salaried employees, including the named executive officers, during any calendar year. For other performance-based compensation plans, including the Executive Incentive Plan described below, the Company intends to take whatever steps are necessary to comply with the deduction limits imposed by the new tax provisions.

    ANNUAL INCENTIVE ARRANGEMENTS. The Company has adopted an Executive Incentive Plan which provides annual incentive compensation to key employees, including named executive officers, who by the nature of their positions, are deemed sufficiently accountable to impact directly the strategic objectives and financial results of the Company. The Plan is approved by the Compensation Committee, whose members are not eligible to participate in the Plan.

    The Committee believes that key executives should have a significant proportion of total cash compensation subject to specific strategic and financial measurements. At the beginning of each fiscal year, or upon an individual being appointed an executive officer, the Committee sets a target bonus amount for each executive officer expressed as a percentage of the executive's base salary. Performance goals for purposes of determining annual incentive compensation are established which include net earnings and other strategic and financial measurements. Generally, the target level of net earnings is assigned a significantly greater weight than the aggregate weight assigned to all remaining factors. Senior management, including the named executives, have the potential to earn significantly higher levels of incentive compensation if the Company exceeds its targets. The target incentive compensation levels established by the Compensation Committee for 1995 for Messrs. Porzel and Killoran and for Ms. Rich were 50% of salary.

    The performance goals established at the beginning of 1995 were based on several strategic and financial measurements, including a target level of net earnings and restructure management. As noted above, the target level of net earnings was assigned a significantly greater weight than the weight assigned to restructure management or other factors. Mr. Porzel was assigned geographically specific financial measurements as well. Based on the evaluation of the above criteria, the Compensation Committee awarded incentive payments for fiscal 1995 at 50% of the target incentive compensation level for Mr. Porzel and 100% of the target incentive compensation level for Mr. Killoran and Ms. Rich. In addition, the Compensation Committee awarded a bonus of $50,000 to Mr. Killoran for his contributions in successfully achieving the Company's strategic restructuring objectives.

    1992 EQUITY INCENTIVE PLAN. The Compensation Committee of the Board of Directors determines stock option grants to eligible employees including the named executives. The Committee believes that options granted to management reinforce the Committee's philosophy that management compensation should be closely linked with shareholder value. The 1992 Equity Incentive Plan is more fully described in the section of this Proxy Statement soliciting approval of certain amendments to that plan. Stock options have been granted to approximately 65% of the Company's management worldwide.

    OTHER COMPENSATION PLANS. Control Data has adopted certain broad-based employee benefit plans in which all U.S. employees, including Messrs. Ousley and Killoran and Ms. Rich, are permitted to participate on the same terms and conditions relating to eligibility and generally subject to the same limitations on the amounts that may be contributed or the benefits payable under those plans. Under the Company's Personal Investment Plan, which is a defined contribution plan qualified under I.R.C. Sections 401(a) and 401(k), participants, including the aforementioned executives, can contribute a percentage of their annual compensation. Beginning in 1993, the Company did not make a matching contribution for participants, but the Company established a discretionary profit sharing contribution contingent upon the Company reaching a target level of net earnings. The Company made a profit sharing contribution for the 1995 fiscal year to all eligible U.S. employees in the form of Company common stock equal in value to 2.5% of pay, to a maximum pay level of $150,000 per year. Each of the U.S. named executives as of December 31, 1995 received a contribution of 213.444 shares to their Personal Investment Plan accounts. The Company permits participants to invest their salary deferral contributions and any Company matching or profit sharing contributions in a Company Common Stock Fund in order to align the employees' and the stockholders' interests in the enhancement of stockholder value. To further align these interests, the Company has adopted an Employee Stock Purchase Plan, approved by the stockholders in 1993, through which employees may purchase shares of the Company's Common Stock. Other than these purchases of or investments in Common Stock and the Company's discretionary profit sharing contribution, benefits under the Company's broad-based benefit plans are not tied to Company performance.

    MR. OUSLEY'S 1995 COMPENSATION. Compensation for the CEO aligns with the philosophies and practices discussed above for executive officers in general. All compensation determinations and stock option grants to the CEO are reviewed by the Committee with the Board of Directors.

    At the beginning of each fiscal year, the Committee reviews the compensation level of the CEO. The Committee considers data on compensation history and competitive practices in determining the CEO's total compensation, and reviews the data in light of the Company's philosophy that the compensation of the CEO should be influenced primarily by the financial performance of the Company. This places a meaningful portion of the CEO's compensation at risk along with the stockholders, as well as offering significant, market-competitive upside opportunities based on the Company's performance. The objective is to motivate and incent the CEO to achieve a level of Company performance consistent with the Company's strategic business objectives.

    The base annual salary level established for Mr. Ousley for 1995 was $385,000, the same level as 1994. The target incentive compensation level established for Mr. Ousley for 1995, expressed as a percentage of salary, was 80%, also the same level as 1994, with opportunity for incentive plan earnings above that level for superior performance.

    For 1995, the CEO's performance goals were established based on strategic and financial measurements, including a target level of net earnings and restructure management. The target level of net earnings was assigned a significantly greater weight than the weight assigned to restructure management or other factors. In evaluating Mr. Ousley's performance for the purpose of determining his incentive compensation for such period, the Committee considered the Company's performance against its financial, major refocusing and restructuring objectives, implementation of the Company's continuing strategy shift, business growth, and his demonstrated leadership. Based on the evaluation, the Compensation Committee awarded incentive payments of 124% of Mr. Ousley's target incentive compensation level.

    Under the 1992 Equity Incentive Plan, the Committee decided to award 50,000 shares of restricted stock to Mr. Ousley in January 1995. Restrictions lapsed as to one third of this grant in July 1995. Restrictions will lapse on another one-third in January 1997, and on the final third in January 1998. The Committee firmly believes that this grant further aligns the CEO's interests with those of the stockholders, and provides a significant retention vehicle because of the restrictions resulting in forfeiture of shares on which restrictions have not yet lapsed if the recipient voluntarily leaves the employ of the Company.

    The Compensation Committee is satisfied that the cash compensation and long-term incentive plans in the form of stock option and restricted stock awards provided to the CEO and to the executive officers of the Company are structured and operated to create a high degree of linkage to increased profitability and shareholder value.

       W. Douglas Hajjar                                   W. Donald Bell

PERFORMANCE GRAPH

    The following performance graph compares the cumulative stockholder return on Control Data's Common Stock with the S&P 500 Composite Stock Index and the Nasdaq Computer and Data Processing Stock Index. The comparison assumes $100 was invested as of August 1, 1992 (the date of the spin-off of the Company from Ceridian Corporation) in Common Stock of the Company and in each of the foregoing indices and assumes reinvestment of dividends. The Nasdaq Computer and Data Processing Stock Index was chosen for comparison purposes because it encompasses over 200 companies with many of the companies of a comparable size and because the Company's stock trades on the Nasdaq National Market.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                        COMPANY, S&P 500 AND PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            CONTROL DATA          S&P 500               NASDAQ COMPUTER &
            SYSTEMS, INC.  COMPOSITE STOCK INDEX   DATA PROCESSING STOCK INDEX
Aug 1992           100.00                  100.00                       100.00
Dec 1992           110.61                  104.00                       117.64
Mar 1993           163.64                  108.42                       123.28
Jun 1993           150.00                  108.92                       123.35
Sep 1993           150.00                  111.59                       123.89
Dec 1993           122.73                  114.15                       124.52
Mar 1994           103.03                  109.82                       126.24
Jun 1994           110.61                  110.25                       123.53
Sep 1994            81.06                  115.71                       137.54
Dec 1994            83.33                  115.70                       151.17
Mar 1995            84.85                  126.99                       170.18
Jun 1995           109.09                  139.21                       201.71
Sep 1995           146.97                  150.35                       220.34
Dec 1995           237.88                  159.24                       230.60

                                    GENERAL

    COSTS AND PROXY SOLICITATION. The costs of soliciting proxies will be borne by Control Data including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of Control Data, without extra compensation, may solicit proxies personally or by mail, telephone, fax, telex, telegraph or special letter.

    Control Data has retained Georgeson & Co., a firm that provides professional proxy soliciting services, to aid in the solicitation of proxies for a fee up to $6,000 and reimbursement of certain out-of-pocket expenses.

    STOCKHOLDER PROPOSALS FOR 1997 MEETING. Any stockholder proposals for the Company's 1997 Annual Meeting of Stockholders (anticipated date May 15, 1997) must be received by the Company by January 1, 1997 in order to be included in the Company's Proxy Statement. The proposals also must comply with all applicable statutes and regulations.

    REPORTS TO STOCKHOLDERS. Control Data's 1995 Annual Stockholders' Report, including financial statements, is being sent to stockholders of record on March 18, 1996, together with this Proxy Statement. CONTROL DATA WILL FURNISH TO STOCKHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: INVESTOR RELATIONS DEPARTMENT, CONTROL DATA SYSTEMS, INC., 4201 LEXINGTON AVENUE NORTH, ARDEN HILLS, MINNESOTA 55126.

    OTHER BUSINESS. The Board of Directors know of no other matters to be presented at the 1996 Annual Meeting. If any other business properly comes before the 1996 Annual Meeting or any adjournment thereof, the appointees named in the Proxies will vote on the Proxies on that business in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          /s/ Ralph W. Beha

                                          Ralph W. Beha
                                          GENERAL COUNSEL AND SECRETARY

                              (CONTROL DATA LOGO)

                          4201 LEXINGTON AVENUE NORTH
                          ARDEN HILLS, MINNESOTA 55126

                                                                       APPENDIX

                           CONTROL DATA SYSTEMS, INC.
                           1992 EQUITY INCENTIVE PLAN
                        (AS AMENDED THROUGH MAY 15, 1996)


                            ARTICLE I - INTRODUCTION


1.01 PURPOSE. The purpose of the 1992 Equity Incentive Plan (the Plan) is to advance the interests of Control Data Systems, Inc. and its stockholders by affording officers and other key employees of the Corporation and its Subsidiaries, upon whose judgment, initiative and efforts the Corporation and its Subsidiaries largely depend for the successful conduct of their business, a proprietary interest in the growth and performance of the Corporation.


                            ARTICLE II - DEFINITIONS


2.01     "AFFILIATE" means a Parent or Subsidiary of the Corporation.

2.02 "AWARD" means the grant of any form of Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, or any number of Performance Units, whether granted singly, in combination or in tandem, to a Plan Participant pursuant to the Plan on such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

2.03 "AWARD AGREEMENT" means the agreement executed by the Corporation or its Subsidiary and a Participant that sets forth the terms, conditions and limitations applicable to the Award.

2.04 "BOARD" means, at any particular time, the then duly elected and acting directors of the Corporation.

2.05 "COMMITTEE" means the Compensation Committee of the Board (or any successor to such Committee), which shall consist solely of two or more directors who shall be appointed by and serve at the pleasure of the Board. Each of the members of the Committee shall be a "disinterested person" as defined in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. As of the Effective Date of the Plan, a "disinterested person" under Rule 16b-3 generally means a director who, among other things, has not been, at any time within one year prior to his or her appointment to the Committee (or, if shorter, during the period beginning with the initial registration of the

         Corporation's equity securities under Section 12 of the Securities Exchange Act of 1934, as amended, and ending with the director's appointment to the Committee), and who will not be, while serving on such Committee, granted or awarded options under the Plan or under any other plan of the Corporation or any of its Affiliates which entitle participants to acquire stock, stock options, stock appreciation rights or similar rights that have an exercise or conversion privilege or a value derived from equity securities issued by the Corporation or the Affiliate, except to the extent permitted by Rule 16b-3, and except for the Nonqualified Stock Options granted to Outside Directors pursuant to Article VIII.

         Notwithstanding anything in this Section 2.05 to the contrary, until such date as the Board elects to comply with the Section 16(b) rules issued by the Securities and Exchange Commission on February 8, 1991, the Committee shall consist of at least three directors who have not been and shall not be eligible to receive options under the Plan or any other plan of the Corporation or its Affiliates as required by former Rule 16b-3, except to the extent permitted by such former Rule 16b-3 and except for the Nonqualified Stock Options granted to Outside Directors pursuant to Article VIII.

2.06 "CORPORATION" means Control Data Systems, Inc., a Delaware corporation, and any successor in interest by way of consolidation, operation of law, merger or otherwise.

2.07 "DATE OF GRANT" means the date an Award is approved by resolution of the Committee, or such later date as may be specified in such resolution; provided, however, that for Nonqualified Stock Options granted to Outside Directors pursuant to Article VIII, the "Date of Grant" shall be the date specified in Section 8.01.

2.08     "EFFECTIVE DATE" means the date the Plan is adopted by the Board under
         Section 14.01 of Article 14 of the Plan.

2.09 "ELIGIBLE EMPLOYEE" means those key employees and officers of the Corporation or a Subsidiary upon whose judgment, initiative and efforts the Corporation and its Subsidiaries largely depend for the successful conduct of their business.

2.10 "FAIR MARKET VALUE" means, with respect to shares of Stock on any applicable date:

              (a) If the Stock is reported in the national market system or is listed upon an established exchange or exchanges, the closing price of such Stock in such national market system or on such stock exchange or exchanges on the applicable date or, if no sale of such Stock shall have occurred on that date, the next preceding date on which there was such a reported sale; or

              (b) If the Stock is not so reported in the national market system or listed upon an exchange, the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Stock on the applicable date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or

              (c) If the Stock is not publicly traded as of the applicable date, the Fair Market Value of the Stock on the applicable date as determined by the Committee by applying principals of valuation, and the Committee shall have full authority and discretion in establishing the Fair Market Value.

2.11 "INCENTIVE STOCK OPTION" means an option to purchase Stock awarded to a Participant under Article VI of this Plan that qualifies as an Incentive Stock Option within the meaning of Internal Revenue Code
         Section 422.

2.12 "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

2.13 "NONQUALIFIED STOCK OPTION" means an option to purchase Stock awarded to a Participant under Article VII or to an Outside Director under
         Article VIII of this Plan but which does not qualify as an Incentive Stock Option.

2.14 "OUTSIDE DIRECTOR" means a member of the Board who is not an employee of the Corporation or any of its Affiliates.

2.15     "PARENT"  means a corporation as defined in Internal Revenue Code
         Section 424(e) applying such Section 424(e) by treating the Corporation as the employer corporation.

2.16 "PARTICIPANT" means an Eligible Employee to whom an Award has been made under the Plan.

2.17 "PERFORMANCE GOAL" means with respect to a Performance Unit Award, a specified initial or cumulative business objective not related to any equity security of the Corporation, the satisfaction of which shall be a condition precedent to the vesting of all or a portion of that Performance Unit Award.

2.18 "PERFORMANCE PERIOD" means with respect to a Performance Unit Award, the designated period set forth in an Award Agreement over which the Performance Units may vest.

2.19 "PERFORMANCE UNIT" means a unit having a cash equivalent value determined by the Committee on the basis of achievement by the Corporation, by a specified Subsidiary, or by a specified operating unit within the Corporation or Subsidiary of business objectives which shall be set forth in the terms of an Award Agreement and which shall not be related to any equity security of the Corporation.

2.20 "PLAN" means the Control Data Systems, Inc. 1992 Equity Incentive Plan, as set forth herein, as the same may be from time to time amended.

2.21 "REPLACEMENT OPTION" means a Nonqualified Stock Option or an Incentive Stock Option granted under this Plan to replace a nonqualified stock option or an incentive stock option that had been previously granted under the Control Data Corporation 1980 Stock Option Plan or the Control Data Corporation 1990 Long-Term Incentive Plan.

2.22 "RESTRICTED STOCK AWARD" means shares of Stock awarded to a Participant under Article IX of this Plan.

2.23 "SECTION 16(b) PARTICIPANT" means a Participant who is subject to the provisions of Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended (the "1934 Act").

2.24 "STOCK" means the Corporation's Common Stock, par value $0.01 per share.

2.25     "SUBSIDIARY" means a corporation as defined in Internal Revenue Code
         Section 424(f) applying such Section 424(f) by treating the Corporation as the employer corporation.

2.26 "TRANSACTION DATE" means, for purposes of Section 8.01, the Effective Date defined in the Transfer Agreement entered into by the Corporation and Ceridian Corporation (formerly Control Data Corporation) ("Ceridian") pursuant to which Ceridian will transfer and assign to the Corporation certain assets and properties in exchange for the Corporation's assumption of certain liabilities and obligations of Ceridian and the Corporation's issuance of shares of its Stock to Ceridian.

2.27     "YEAR" means a calendar year.

                          ARTICLE III - ADMINISTRATION


3.01 ADMINISTRATION. Except for those matters expressly reserved to the Board pursuant to any provisions of the Plan, and except for all matters relating to the grant of Nonqualified Stock Options to Outside Directors pursuant to Article VIII, the Committee shall have full responsibility for administration of the Plan, which responsibility shall include, but shall not be limited to, the following:

              (a) The Committee shall review and approve any and all Awards to be made to Eligible Employees recommended by the management of the Corporation or its Subsidiaries in accordance with and subject to the provisions of the Plan;

              (b) The Committee shall, subject to the provisions of the Plan, establish, adopt and revise such rules and procedures for administering the Plan, shall prescribe the form of the Award Agreements (which may vary from Participant to Participant) evidencing each Award, and shall make all other determinations as it may deem necessary or advisable for the administration of the Plan;

              (c) With the exception of the Nonqualified Stock Options granted to Outside Directors pursuant to Article VIII, the Committee shall, subject to the provisions of the Plan, determine the number and type of Awards and all terms and conditions that shall apply to such Awards, including, but not limited to, the Performance Goals, the Performance Period and the formula for the valuation of Performance Units in connection with the Performance Unit Awards. The Committee may, in its discretion, consider the recommendations of the management of the Corporation or its Subsidiaries when determining such terms and conditions for such Awards.

              (d) The Committee shall have the exclusive authority to interpret the provisions of the Plan, and each such interpretation or determination shall be conclusive and binding for all purposes and on all persons, including, but not limited to, the Corporation and its Subsidiaries, the stockholders of the Corporation and its Subsidiaries, the Committee and each of its members thereof, the directors, officers and employees of the Corporation and its Subsidiaries, and the Participants and the respective successors-in-interest of all of the foregoing;

              (e) The Committee shall keep minutes of its meetings regarding the Plan and shall provide copies to the Board.

              (f) With respect to the Replacement Options, the Committee shall exercise its discretion to provide that the terms and conditions of such Replacement Options are the same as under the Control Data Corporation 1980 Stock Option
                   Plan or the Control Data Corporation 1990 Long-Term
                   Incentive Plan to the extent required by the Personnel Agreement entered into by Ceridian Corporation
                   (formerly Control Data Corporation) and the Corporation in connection with the transaction described in Section 2.26.


3.02 OPTIONS GRANTED TO OUTSIDE DIRECTORS. The Board shall have full responsibility for administering all matters relating to the grant of Nonqualified Stock Options to Outside Directors pursuant to Article VIII of this Plan. No person who is not a "disinterested person" as defined in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, shall have any discretion over decisions relating to Article VIII of the Plan that would cause the Plan to fail the requirements of Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended.


                       ARTICLE IV - STOCK SUBJECT TO PLAN

4.01 NUMBER. The total number of shares of Stock available for grants to Participants directly or indirectly under all forms of Awards under the Plan shall not exceed Three Million Two Hundred Thousand (3,200,000) shares, except to the extent adjustments are made pursuant to Section 4.03 of the Plan. Shares of Stock to be awarded may be either treasury or authorized but unissued shares. During any Year, no Participant shall be granted Incentive or Nonqualified Stock Options for the purchase of more than 300,000 shares of Stock.

4.02 UNUSED SHARES. In the event a Restricted Stock Award, an Incentive Stock Option Award or a Nonqualified Stock Option Award granted under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Stock allocable to the unexercised portion of such Restricted Stock Award, Incentive Stock Option or Nonqualified Stock Option shall continue to become available for grants of Restricted Stock Awards, Incentive Stock Options or Nonqualified Stock Options under the Plan.

4.03 CAPITAL ADJUSTMENTS. In the event of an increase or decrease in the number of shares of Stock or in the event the Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation by reason of a reorganization, merger, consolidation, divestiture (including a spin-off), liquidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Corporation, the Board (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in its sole discretion, shall adjust the number and kind of securities subject to and reserved under the Plan and, to prevent the dilution or enlargement of rights of Participants and Outside Directors, shall adjust the number and kind of securities subject to outstanding Awards and, where applicable, the option price per share for such securities. Additional shares which may be credited to such outstanding Awards shall be subject to the same restrictions that apply to the securities with respect to which the adjustment relates.

         Notwithstanding the foregoing or any other provision in this Plan to the contrary, and subject to Section 11.04 of Article XI, in the event of a sale by the Corporation of substantially all of its assets and the consequent discontinuance of its business or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Corporation (collectively referred to as a "transaction"), the Board may, in its sole discretion, provide for none, one or more of the following, or may take such other action as it deems appropriate:

         (a) That all outstanding Incentive Stock Options and Nonqualified Stock Options shall become exercisable in full;

         (b) That this Plan shall terminate and that all outstanding Incentive Stock Options and Nonqualified Stock Options not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Options prior to the effectiveness of such transaction) shall be cancelled;

         (c) That this Plan shall continue with respect to the exercise of Incentive Stock Options and Nonqualified Stock Options which were outstanding as of the date of Board's adoption of the plan for such transaction and, if applicable, provide Participants and Outside Directors the right to exercise their respective Options as to an equivalent number of shares of stock of any corporation succeeding the Corporation by reason of such transaction;

         (d) That Participants and Outside Directors holding outstanding Incentive Stock Options and Nonqualified Stock Options shall receive, with respect to each share of Stock subject to such Options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such Options; provided that the Board may, in lieu of such cash payment, distribute to such Participants and Outside Directors shares of Stock of the Corporation or shares of stock of any corporation succeeding the Corporation by reason of such transaction, such shares having a value equal to the cash payment provided by this
              Section 4.03(d);

         (e) That all restrictions on the transferability of shares subject to Restricted Stock Awards shall lapse;

         (f) That, to the extent Performance Units granted under Article X have vested prior to the effective date of the transaction as the Committee, in its sole discretion, shall determine, Participants shall receive payment for the value of such Performance Units as provided in Sections 10.03 and 10.04;

         provided, however, that the Board may restrict the rights of, or the applicability of this Section 4.03 to, Section 16(b) Participants or Outside Directors to the extent necessary to comply with the requirements of Section 16(b) of the Securities Exchange Act of 1934, or any successor provision. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                            ARTICLE V - PARTICIPATION


5.01 PARTICIPANTS. Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, following recommendation by management of the Corporation or its Subsidiaries, have performed, are performing or during the period of their Award will perform, vital services in the management, operation and development of the Corporation or its Subsidiaries, and have significantly contributed, are significantly contributing or are expected to significantly contribute to the achievement of long-term corporate objectives. Participants may be granted from time to time one or more

         Restricted Stock Awards, Performance Units, Incentive Stock Options, or Nonqualified Stock Options; provided, however, that the grant of each Award shall be separately approved by the Committee; and, provided further, that the receipt of one such Award shall not result in the automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a participant, an Award Agreement shall be executed by the Corporation and by such Participant, specifying the terms, conditions, rights and duties related thereto.

5.02 OUTSIDE DIRECTORS. Outside Directors shall be eligible to participate in the Plan only to the extent provided in Article VIII, and the Committee shall not exercise any discretion with respect to such eligibility.


                      ARTICLE VI - INCENTIVE STOCK OPTIONS


6.01 GRANT OF INCENTIVE STOCK OPTIONS. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Incentive Stock Options shall be granted. The Committee shall determine the number of shares to be subject to each Incentive Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Incentive Stock Option under the Plan or otherwise, the extent to which an Incentive Stock Option may be exercisable upon the Participant's termination of employment, which may differ depending upon the reason for such termination, the manner in which an Incentive Stock Option may be exercised and the form of the Award Agreement that shall evidence each
         Incentive Stock Option.   Except as otherwise provided in this Article
         VI, the Committee shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant and which may contain such limitations and restrictions as shall be necessary to ensure that such Option will be considered an Incentive Stock Option as defined in Internal Revenue Code Section 422 or to conform to any change therein. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Incentive Stock Option.

6.02 OPTION PRICE. To the extent required to qualify the Option as an Incentive Stock Option under Internal Revenue Code Section 422, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant except that, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its

         Affiliate, the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of one share of Stock as of the Date of Grant.


6.03     DURATION AND EXERCISE OF OPTIONS.

              (a) DURATION OF INCENTIVE STOCK OPTIONS. The period during which an Incentive Stock Option granted under the Plan may be exercised shall be established by the Committee, and shall be set forth in the Award Agreement, but in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the Date of Grant; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Affiliate, the Incentive Stock Option shall be exercisable during a period of not more than five (5) years after the Date of Grant.

              (b)  EXERCISABILITY OF INCENTIVE STOCK OPTIONS.

                   (1) The Committee shall have discretion to determine when an Incentive Stock Option becomes exercisable and may provide that the Incentive Stock Option shall become exercisable in installments. If the Participant does not purchase in any year the full number of shares which the Participant is entitled to purchase in that year, the Participant may, if provided in the Award Agreement, purchase in any subsequent year such previously unpurchased shares in addition to those that the Participant is otherwise entitled to purchase.

                   (2) In the event an Incentive Stock Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not exercised in full immediately shall be specified in the Award Agreement.

                   (3) The Committee may accelerate the exercise date of any Incentive Stock Option which is not immediately exercisable at the Date of Grant as the Committee, in its discretion, deems advisable.

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

                   (4) The Award Agreement shall set forth all provisions relating to the exercisability of Incentive Stock Options.

6.04 PAYMENT OF OPTION PRICE. Upon the exercise of any Incentive Stock Option granted pursuant to this Plan, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Committee, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Participant to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Incentive Stock Option. For purposes of this Section 6.04, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Participant at the time of exercise.

         In addition to the foregoing, with respect to Incentive Stock Options granted pursuant to this Plan after January 31, 1996, the Committee may, in its sole discretion and subject to any applicable rules or regulations it may adopt, allow such payment to be made, in whole or in part, in installments or by having the Participant execute a promissory note containing such terms as the Committee may deem appropriate.

6.05 RIGHTS AS A SHAREHOLDER. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to an Incentive Stock Option until the Participant becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Participant becomes the holder of record of such shares of Stock.


                    ARTICLE VII - NONQUALIFIED STOCK OPTIONS


7.01 GRANT OF NONQUALIFIED STOCK OPTIONS. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Nonqualified Stock Options shall be granted under this Article VII. The Committee shall determine the number of shares to be subject to each Nonqualified Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Nonqualified Stock Option under the Plan or otherwise, the extent to which a Nonqualified Stock Option may be exercisable upon the Participant's termination of employment, which may differ depending upon the reason for such termination, the manner in which a Nonqualified Stock Option may be exercised and the form of the Award Agreement that shall evidence each Nonqualified Stock Option. Except as otherwise provided in this Article VII, the Committee shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Nonqualified Stock Option.

7.02 OPTION PRICE. Unless otherwise determined by the Committee, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant.

7.03     DURATION AND EXERCISE OF OPTIONS.

              (a) DURATION OF NONQUALIFIED STOCK OPTIONS. The period during which a Nonqualified Stock Option granted under the Plan may be exercised shall be established by the Committee, and shall be set forth in the Award Agreement, but in no event shall any Nonqualified Stock Option be exercisable during a term of more than ten (10) years after the Date of Grant.

              (b)  EXERCISABILITY OF NONQUALIFIED STOCK OPTIONS.

                   (1) The Committee shall have discretion to determine when a Nonqualified Stock Option becomes exercisable and may provide that the Nonqualified Stock Option shall become exercisable in installments. If the Participant does not purchase in any year the full number of shares which the Participant is entitled to purchase in that year, the Participant may, if provided in the Award Agreement, purchase in any subsequent year such previously unpurchased shares in addition to those that the Participant is otherwise entitled to purchase.

                   (2) In the event an Nonqualified Stock Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not exercised in full immediately shall be specified in the Award Agreement.

                   (3) The Committee may accelerate the exercise date of any Nonqualified Stock Option which is not immediately exercisable at the Date of Grant as the Committee, in its discretion, deems advisable.

                   (4) The Award Agreement shall set forth all provisions relating to the exercisability of Nonqualified Stock Options.


7.04 PAYMENT OF OPTION PRICE. Upon the exercise of any Nonqualified Stock Option granted pursuant to this Plan, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Committee, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Participant to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Nonqualified Stock Option. For purposes of this Section 7.04, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Participant at the time of exercise.

         In addition to the foregoing, for any Nonqualified Stock Option granted pursuant to this Plan, the Committee may, in its sole discretion and subject to any applicable rules or regulations it may adopt, allow such payment to be made, in whole or in part, in installments or by having the Participant execute a promissory note containing such terms as the Committee may deem appropriate.

7.05 RIGHTS AS A SHAREHOLDER. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to a Nonqualified Option until the Participant becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Participant becomes the holder of record of such shares of Stock.


                    ARTICLE VIII - NONQUALIFIED STOCK OPTIONS
                              FOR OUTSIDE DIRECTORS


8.01 GRANT OF NONQUALIFIED STOCK OPTIONS. All grants of Nonqualified Stock Options to Outside Directors under this Article VIII shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

              (a) No person shall have any discretion to select the Outside Directors that shall be eligible for Nonqualified Stock Options or to determine the number of shares of Stock to be subject to such Options, the option price per share or the Date of Grant.

              (b) Each Outside Director shall be granted a Nonqualified Stock Option to purchase twenty-five thousand (25,000) shares of Stock on the Date of Grant. For purposes of this Section 8.01(b), the Date of Grant shall be the later of (i) the date that is thirty (30) days after the Transaction Date, and (ii) the date that the Outside Director first becomes elected to the Board.

              (c) Beginning with the 1994 annual stockholders' meeting and each annual stockholders' meeting thereafter, each Outside Director shall, upon his or her reelection to the Board, receive a Nonqualified Stock Option to purchase five thousand (5,000) shares of Stock on the Date of Grant. For purposes of this Section 8.01(c), the Date of Grant shall be the date of the annual stockholders' meeting.

8.02 OPTION PRICE. The option price per share shall be one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant.

8.03     DURATION AND EXERCISE OF OPTIONS.

              (a) DURATION OF OPTIONS. Except as otherwise provide in this Plan, the period during which a Nonqualified Stock Option granted to Outside Directors under this Article VIII may be exercised shall be ten (10) years after the Date of Grant.

              (b) EXERCISABILITY OF NONQUALIFIED STOCK OPTIONS. All Nonqualified Stock Options granted to Outside Directors shall become exercisable with respect to one-third of the shares subject to the Nonqualified Stock Options on each of the three succeeding anniversaries of the Date of Grant. If the Outside Director does not purchase in any year the full number of shares which the Outside Director is entitled to purchase in that year, the Outside Director shall be entitled to purchase in any subsequent year such previously unpurchased shares in addition to those shares the Outside Director is otherwise entitled to purchase.

8.04 MANNER OF OPTION EXERCISE. A Nonqualified Stock Option may be exercised by an Outside Director in whole or in part, subject to the conditions of this

         Plan and subject to such other administrative rules as the Board may deem advisable, by delivering to the office of the Treasurer of the Corporation written notice of the number of whole shares with respect to which the Nonqualified Stock Option is being exercised and by paying the purchase price for such shares in full. The exercise of the Nonqualified Stock Option shall be deemed effective upon receipt of such notice by the Corporation's Treasurer (or such individual as the Treasurer shall designate in writing) and upon payment that complies with the terms of this Plan. As soon as practicable after the effective exercise of the Nonqualified Stock Option, the Outside Director shall be recorded on the stock transfer books of the Corporation as the owner of the shares purchased and the Corporation shall deliver to the Outside Director one or more duly issued stock certificates evidencing such ownership.

8.05 PAYMENT OF OPTION PRICE. Upon the exercise of any Nonqualified Stock Option granted to an Outside Director pursuant to this Article VIII, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Board, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Outside Director to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Nonqualified Stock Option. For purposes of this Section 8.05, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Outside Director at the time of exercise.

         In addition to the foregoing, for any Nonqualified Stock Option granted pursuant to this Article VIII, the Board may, in its sole discretion and subject to any applicable rules or regulations it may adopt, allow such payment to be made, in whole or in part, in installments or by having the Participant execute a promissory note containing such terms as the Board may deem appropriate.

8.06 RIGHTS AS A SHAREHOLDER. The Outside Director shall have no rights as a shareholder with respect to any shares of Stock subject to a Nonqualified Stock Option until the Outside Director becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Outside Director becomes the holder of record of such shares of Stock.

8.07 COMPLIANCE WITH RULE 16b-3. All Nonqualified Stock Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and

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

         Regulations of the Securities Exchange Act of 1934, as amended from time to time.

8.08 TERMINATION OF STATUS AS A DIRECTOR. In the event that an Outside Director's membership on the Board terminates, the following provisions shall apply:

              (a) If the Outside Director's membership on the Board terminates because of death, any Nonqualified Stock Option granted to such Outside Director shall become immediately exercisable in full and may be exercised by the Outside Director's estate or by a person who acquired the right to exercise such Option by bequest or inheritance for the duration of such Option.

              (b) If the Outside Director's membership on the Board terminates because of disability, the Outside Director shall be entitled to exercise any Nonqualified Stock Option to the extent such Option was exercisable as of the date such Outside Director's membership on the Board is terminated by reason of disability for a period of twelve (12) months following the date of such termination unless such Option, by its terms, expires before the end of such twelve-month period. To the extent that such Option was not exercisable as of the date the Outside Director's membership on the Board terminates because of disability, or if the Outside Director does not exercise the Nonqualified Stock Option within the twelve-month period specified in this Section 8.08(b), all rights of the Outside Director under such Option shall be forfeited. For purposes of this Section 8.08(b), "disability" shall mean a mental or physical condition of the Outside Director, resulting from illness, injury or disease which, as determined by the Board, causes the Outside Director to resign from the Board and is reasonably expected to be of long and indefinite duration or result in death.

              (c) If the Outside Director's membership on the Board terminates for any reason other than the Outside Director's death or disability, the Outside Director shall be entitled to exercise any Nonqualified Stock Option to the extent such Option was exercisable as of the date of such termination for a period of ninety (90) days following the date of such termination unless such Option, by its terms, expires before the end of such ninety-day period. To the extent that the Nonqualified Stock Option is not exercisable as of the date the Outside Director's membership on the Board terminates for any reason other than death or disability, or if the Outside Director does not exercise such

                   Option within the time specified in this Section 8.08(c), all rights of the Outside Director under such Option shall be forfeited.

8.09 INVESTMENT PURPOSE. The Corporation shall require, as a condition to the grant and exercise of any Nonqualified Stock Option pursuant to this Article VIII, that any Stock acquired pursuant to such Nonqualified Stock Option shall be acquired only for investment if, in the opinion of counsel for the Corporation, such condition is required or deemed advisable under securities laws or any other applicable law, regulation or rule of any government or governmental agency. In this regard, if requested by the Corporation, the Outside Director, prior to the acquisition of any shares of Stock pursuant to any Nonqualified Stock Option, shall execute an investment letter to the effect that the Outside Director is acquiring shares of Stock pursuant to such Option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.


                      ARTICLE IX - RESTRICTED STOCK AWARDS


9.01 GRANT OF RESTRICTED STOCK AWARDS. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Restricted Stock Awards shall be granted, shall determine the number of shares to be subject to each Restricted Stock Award, the time at which the Restricted Stock Award is to be granted, the manner in which restrictions on the transferability of shares of Stock represented by the Restricted Stock Award will lapse including the extent to which such restrictions may lapse upon the Participant's termination of employment, which may differ depending upon the reason for such termination, subject to the provisions of Section 9.03, and such other provisions of the Restricted Stock Award as the Committee may deem necessary or desirable. The Committee shall determine the form of Award Agreement that shall evidence each Restricted Stock Award and shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Restricted Stock Award.

9.02 RESTRICTIONS ON TRANSFER. The shares of Stock awarded pursuant to a Restricted Stock Award shall be subject to the following restrictions:

              (a) No such share of Stock may be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated unless and only to the extent that restrictions shall have lapsed in accordance with the Plan and the Award Agreement.

              (b) Upon the grant of a Restricted Stock Award, the Corporation shall cause to be issued stock certificates representing the shares subject to such Restricted Stock Award in the Participant's name. The Corporation shall hold such stock certificates until the restrictions set forth in Sections 9.02(a) and 9.02(b) lapse in accordance with the Plan and the Award Agreement. Once the restrictions have lapsed with respect to all or part of the shares subject to the Restricted Stock Award, such stock certificates shall be distributed to the Participant.

              (c) Notwithstanding the provisions of Section 9.02(c), and subject to any terms, conditions or other restrictions set forth in the Award Agreement, a Participant receiving a Restricted Stock Award shall, as of the Date of Grant, have the right to vote such shares of Stock and to receive dividends and other distributions made with respect to such shares, but the Participant shall not, unless otherwise determined by the Committee, have any other rights as a shareholder. The terms, conditions and restrictions set forth in the Award Agreement shall also apply to any additional shares of Stock received by a Participant as the result of any dividend paid on the shares of Stock subject to the Restricted Stock Award or as the result of any stock split, stock distribution or combination of shares that affects the shares of Stock subject to the Restricted Stock Award.

9.03 LAPSING OF RESTRICTIONS. The Committee shall have the discretion to determine the times and extent to which restrictions on the transferability of shares under each Restricted Stock Award shall lapse, and the Award Agreement shall set forth all provisions relating to the lapsing of such restrictions.

9.04 MODIFICATION OF LAPSING SCHEDULE. The Committee may, in its sole discretion, modify the rate at which restrictions on transferability of shares under a Restricted Stock Award shall lapse. Any such modification shall apply only to those shares of Stock which are restricted as of the effective date of the modification, and shall be reflected in a resolution adopted by the Committee and, if deemed appropriate by the Committee, in an amendment to any Award Agreement with respect to which it applies.


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                          ARTICLE X - PERFORMANCE UNITS


10.01 GRANT OF PERFORMANCE UNITS. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by the management of the Corporation or its Subsidiary, the Eligible Employees to whom Performance Unit Awards shall be granted, and shall determine the number of Performance Units to be subject to each Performance Unit Award, the time at which such Performance Unit Award shall be granted, the extent to which Performance Units may vest upon the Participant's termination of employment, which may differ depending upon the reason for such termination, and such other provisions of the Performance Unit Award as the Committee may deem necessary or desirable. The Committee shall determine the form of Award Agreement that shall evidence each Performance Unit Award and shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Performance Unit Award.

10.02 VESTING OF PERFORMANCE UNITS. Each Performance Unit Award Agreement shall set forth:

              (a) The Performance Period over which Performance Units may vest;

              (b) The initial and cumulative Performance Goals which must be satisfied prior to vesting of any portion of the Performance Units represented by the Performance Unit Award. Unless otherwise determined by the Committee, such Performance Unit goals shall, for purposes of valuing each Performance Unit under Section 10.03, include threshold, target, superior and exceptional levels.

              (c) The vesting schedule with respect to the Performance Units, which, unless otherwise determined by the Committee, shall be as follows:

                   (i) Upon the completion of the first full calendar year of the Performance Period and the attainment of the initial threshold Performance Goal, twenty-five percent (25%) of the total number of Performance Units comprising the Participant's Performance Unit Award shall vest and become immediately payable to the Participant in accordance with Sections 10.03 and
                        10.04. In the event

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

                        such initial Performance Goal is not satisfied, such percentage of the Performance Units awarded to the Participant shall be immediately forfeited and shall no longer be eligible for vesting and payment to the Participant.

                 (ii) Upon completion of the second full calendar year of the Performance Period and the attainment of the cumulative threshold Performance Goal for that two-year period, twenty-five percent (25%) of the total number of Performance Units comprising the Participant's Performance Unit Award shall vest and become immediately payable to the Participant in accordance with Sections 10.03 and 10.04. In the event such cumulative Performance Goal is not satisfied, such percentage of Performance Units awarded to the Participant shall be immediately forfeited and shall no longer be eligible for vesting and payment to the Participant.

                 (iii) Upon completion of the third full calendar year of the Performance Period and the attainment of the cumulative threshold Performance Goal for that three-year period, fifty percent (50%) of the total number of Performance Units comprising the Participant's Performance Unit Award shall vest and become immediately payable to the Participant in accordance with Sections 10.03 and
                        10.04. In the event such cumulative Performance Goal is not satisfied, such percentage of Performance Units awarded to the Participant shall be immediately forfeited and no longer be eligible for vesting and payment to the Participant.

10.03 VALUATION OF PERFORMANCE UNITS. The dollar value of each Performance Unit that becomes vested and payable to a Participant pursuant to
         Section 10.02(c) shall be determined on the basis of a graduated valuation scale set forth in the Award Agreement in accordance with the corresponding Performance Goals.

10.04 PAYMENT OF PERFORMANCE UNIT AWARDS. The value of Performance Units that have vested shall be paid to the Participant within sixty (60) calendar days after the Committee determines whether the applicable Performance Goal has been attained. Such payment may, at the discretion of the Committee, be made in cash, shares of Stock or a combination thereof. Any payment to be made to a Participant shall be subject to the applicable withholding requirements described in
         Section 15.06.

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

                         ARTICLE XI - CHANGE OF CONTROL


11.01 DEFINITIONS. For purposes of this Article XI, the following definitions shall apply:

              (a)  "CHANGE OF CONTROL" shall mean any of the following events:

                   (1) A merger or consolidation to which the Corporation is a party if the individuals and entities who were shareholders of the Corporation immediately prior to the effective date of such merger or consolidation have, immediately following the effective date of such merger or consolidation, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than fifty percent (50%) of the total combined voting power of all classes of securities issued by the surviving corporation for the election of directors of the surviving corporation;

                   (2) The direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of
                        1934) of securities of the Corporation representing, in the aggregate, twenty percent (20%) or more of the total combined voting power of all classes of the Corporation's then issued and outstanding securities by any person or entity or by a group of associated persons or entities acting in concert;

                   (3) The sale of the properties and assets of the Corporation substantially as an entirety, to any person or entity which is not a wholly-owned subsidiary of the Corporation;

                   (4) The shareholders of the Corporation approve any plan or proposal for the liquidation of the Corporation; or

                   (5) A change in the composition of the Board at any time during any consecutive twenty-four (24) month period such that the "Continuity Directors" cease for any reason to constitute at least a seventy percent (70%) majority of the Board. For purposes of this event, "Continuity Directors" means those members of the Board who either:

                        (i) were directors at the beginning of such consecutive twenty-four (24) month period; or

                        (ii) were elected by, or on the nomination or recommendation of, at least a two-thirds (2/3) majority of the then-existing Board of Directors.

              (b) "CHANGE OF CONTROL ACTION" shall mean any payment (including any benefit or transfer of property) in the nature of compensation to or for the benefit of a Participant or Outside Director under any arrangement which is considered to be contingent on a Change of Control for purposes of Internal Revenue Code Section 280G. As used in this definition, the term "arrangement" means any agreement between a Participant or Outside Director and the Corporation or its Subsidiary and shall include, without limitation, any and all of the Corporation or Subsidiary's salary, bonus, incentive, restricted stock, stock option, compensation or benefit plans, programs or arrangements and this Plan.

              (c) "CHANGE OF CONTROL TERMINATION" shall mean, with respect to a Participant, any of the following events occurring within two (2) years after a Change of Control:

                   (1) The termination of the Participant's employment by the Corporation or its Subsidiary for any reason, with or without cause, except for conduct by the Participant constituting (i) a felony involving moral turpitude under either federal law or the law of the state of the Corporation's incorporation or (ii) the Participant's willful failure to fulfill his employment duties with the Corporation or its Subsidiary; provided, however, that for purposes of this clause (ii), an act or failure to act by the Participant shall not be "willful" unless it is done, or omitted to be done, in bad faith and without any reasonable belief that the Participant's action or omission was in the best interests of the Corporation or its Subsidiary; or

                   (2) The termination of employment with the Corporation or its Subsidiary by the Participant for Good Reason.

              (d) "GOOD REASON" shall mean a good faith determination by the Participant, in the Participant's sole and absolute judgment, that any one or more of the following events has occurred without the Participant's express written consent after a Change of
                   Control:

                   (1)  A change in the Participant's reporting
                        responsibilities, titles or offices as in effect immediately prior to the Change of Control, or any removal of the Participant from or any failure to re-elect the Participant to any of such positions, which has the effect of diminishing the Participant's responsibility or authority;

                   (2) A reduction by the Corporation or its Subsidiary in the Participant's base salary as in effect immediately prior to the Change of Control or as the same may be increased from time to time thereafter;

                   (3) A requirement imposed by the Corporation or its Subsidiary on the Participant that results in the Participant being based at a location that is outside of a twenty-five (25) radius mile of the Participant's job location at the time of the Change of Control;

                   (4) Without the adoption of a replacement plan, program or arrangement that provides benefits to the Participant that are equal to or greater than those benefits that are discontinued or adversely affected:

                        (a) The failure by the Corporation or Subsidiary to continue in effect, within its maximum stated term, any pension, bonus, incentive, stock ownership, purchase, option, life insurance, health, accident, disability, or any other employee compensation or benefit plan, program or arrangement, in which the Participant is participating immediately prior to a Change of Control; or

                        (b) The taking of any action by the Corporation or its Subsidiary that would adversely affect the Participant's participation or materially reduce the Participant's benefits under any of such plans, programs or arrangements; or

                   (5) Any action by the Corporation or its Subsidiary that would materially adversely affect the physical conditions existing at the time of the Change of Control in or under which the Participant performs his or her employment duties; or

                   (6) If the Participant's primary employment duties are with a Subsidiary of the Corporation, the sale, merger, contribution, transfer or any other transaction relating to the Corporation's ownership interest in such Subsidiary and which decreases such ownership interest below the level specified in Section 2.25; or

                   (7) Any material breach by the Corporation or its Subsidiary of any employment agreement between the Participant and the Corporation or its Subsidiary.

                   "Good Reason" shall not include the Participant's death or a termination for any reason other than the events specified in clauses (1) through (7) above.

                   With respect to an Outside Director, "Change of Control Termination" shall mean the termination of the Outside Director's status as a member of the Board for any reason within two (2) years after a Change of Control.

11.02 ACCELERATION OF VESTING/PUT OPTION. Subject to the "Limitation on Change of Control Compensation" contained in Section 11.03, in the event of a Change of Control Termination of a Participant or Outside Director, and without further action of the Board, the Committee or otherwise:

              (a) Each Incentive Stock Option or Nonqualified Stock Option granted to such Participant or Outside Director pursuant to this Plan shall become immediately exercisable in full and shall remain exercisable until the expiration of such Option according to its terms;

              (b) All restrictions on the transferability of shares of Stock subject to each Restricted Stock Award granted to such Participant shall immediately lapse and be of no further force or effect;

              (c) Within thirty (30) days following the Change of Control Termination, the Participant may, by written election delivered to an officer of the Corporation, require the Corporation to purchase, within five (5) days following delivery of the election, the shares of the Participant's Stock with respect to which restrictions have lapsed in accordance with Section 11.02(b), at a price equal to the Fair Market Value of such shares of Stock on the day prior to the Change of Control; provided, however, that if a Participant is a Section 16(b) Participant and if the Change of Control Termination occurs within the six (6) month period following the later of the Participant's most recent purchase of Stock which is subject to Section 16(b) of the 1934 Act or the grant of the applicable Restricted Stock Award, then the Participant shall be entitled to deliver the written election specified herein within thirty (30) days following the expiration of such six-month period, and the thirty-five (35) day period referenced in clause Section 11.02(d) shall commence upon the expiration of such six-month period. For purposes of this Section 11.02(c), a "purchase of Stock which is subject to Section 16(b) of the 1934 Act" shall, to the extent provided by Section 16(b), or any successor provision, of the Securities Exchange Act of 1934 and the General Rules and Regulations issued thereunder, include the establishment of or increase in a call equivalent position or the liquidation of or decrease in a put equivalent position with respect to such Stock.

              (d) To the extent a Participant has not sold shares of Stock to the Corporation pursuant to Section 11.02(c), certificates for such shares of Stock, with no restrictive language, shall be delivered to the Participant within thirty-five
                   (35) days following the Change of Control Termination.

11.03 LIMITATION ON CHANGE OF CONTROL COMPENSATION. A Participant or Outside Director shall not be entitled to receive any Change of Control Action which would, with respect to the Participant or Outside Director, constitute a "parachute payment" for purposes of Internal Revenue Code Section 280G. In the event any Change of Control Action would, with respect to the Participant or Outside Director, constitute a "parachute payment," the Participant or Outside Director shall have the right to designate those Change of Control Action(s) which would be reduced or eliminated so that the Participant or Outside Director will not receive a "parachute payment."

11.04 LIMITATIONS ON COMMITTEE'S AND BOARD'S ACTIONS. Prior to a Change of Control, Participants and Outside Directors shall have no rights under this Article XI, and the Board shall have the power and right, within its sole discretion, by a resolution adopted by a two-thirds (2/3) majority to rescind, modify or amend this Article XI without the consent of any Participant or

         Outside Director. In all other cases, and notwithstanding the authority granted to the Committee or Board to exercise discretion in interpreting, administering, amending or terminating this Plan, neither the Committee nor the Board shall, following a Change of Control, have the power to exercise such authority or otherwise take any action which is inconsistent with the provisions of this Article XI.

         Notwithstanding anything in this Article XI to the contrary, the Board may restrict the rights of, or the applicability of this Article XI to, Section 16(b) Participants or Outside Directors to the extent necessary to comply with the requirements of Section 16(b) of the Securities Exchange Act of 1934, or any successor provision.


           ARTICLE XII - RIGHTS OF ELIGIBLE EMPLOYEES AND PARTICIPANTS


12.01 RELATIONSHIP TO EMPLOYMENT. Nothing contained in the Plan, nor in any Award granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by the Corporation or its Subsidiaries, nor interfere in any way with the right of the Corporation or its Subsidiaries to terminate the Participant's employment at any time.

12.02 NONTRANSFERABILITY OF AWARD. No Incentive Stock Options, Restricted Stock Awards or Performance Units shall be transferable, in whole or in part, by the Participant, either voluntarily or involuntarily, except by will or the laws of descent or distribution. If the Participant attempts to transfer an Incentive Stock Option, Restricted Stock Award or Performance Unit, or any portion of such Option, Award or Unit, such transfer shall be void and the Incentive Stock Option, Restricted Stock Award or Performance Unit shall terminate. An Incentive Stock Option shall be exercisable during the Participant's lifetime only by the Participant or by such Participant's guardian or other legal representative.

         Subject to the approval of the Committee, or, in the case of Outside Directors, subject to the approval of the Board, Nonqualified Stock Options granted under the Plan may be transferred, for no consideration, by the Participant or the Outside Director to a member of the Participant's or the Outside Director's immediate family, to a trust for the benefit of such family members or to a partnership in which such family members are the only partners. The family member to whom, or the trust or partnership to which, a Nonqualified Stock Option has been transferred shall not be permitted to subsequently transfer the Option, either voluntarily or involuntarily, unless such transfer is to another family member, trust or partnership which meets the requirements of this

         Section 12.02. No other transfers of Nonqualified Stock Options, in whole or in part, by the Participant or the Outside Director shall be permitted, voluntarily or involuntarily, except by will or the laws of descent and distribution. If the Participant or Outside Director attempts to transfer a Nonqualified Stock Option, or any portion of such Option, in a manner not permitted by this Section 12.02, such transfer shall be void and the Nonqualified Stock Option shall terminate.

         Notwithstanding anything in this Section 12.02 to the contrary, the Board may prohibit Outside Directors from transferring Nonqualified Stock Options granted under the Plan to the family members, trusts or partnerships described above if the Board determines that prohibiting such transfers is necessary for the Outside Director to be a "disinterested person" as defined in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, or to otherwise comply with the requirements of Section 16(b), or any successor provision of the Securities Exchange Act of 1934, as amended.



                    ARTICLE XIII - AMENDMENT OR MODIFICATION


13.01    AUTHORITY TO AMEND AND PROCEDURE.  Subject to the provisions of
         Article XI and Section 13.02, the Board or the Committee may, at any time and without further action on the part of the shareholders of the Corporation, terminate this Plan or make such amendments thereto as it deems advisable and in the best interests of the Corporation or its Subsidiaries; provided, however, that no such termination or amendment shall, without the consent of a Participant, materially adversely affect or impair the right of a Participant with respect to an Award already granted; and provided, further, that unless the shareholders of the Corporation shall have approved the same, no amendment shall, either directly or indirectly:

              (a) Materially increase the total number of shares of Stock that may be awarded under this Plan to all Participants and Outside Directors, except for adjustments described in
                   Section 4.03 of this Plan;

              (b) Materially increase the benefits accruing to Participants and Outside Directors under the Plan; or

              (c) Materially modify the requirements as to eligibility for participation in the Plan.

13.02 LIMITATIONS. In no event shall the Board or the Committee, either directly or indirectly, amend the provisions of Article VIII relating to Nonqualified Stock Options that are granted to Outside Directors more frequently than once every six (6) months, unless such amendment is required to comply with changes in the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, or the Internal Revenue Code and the regulations thereunder.


                ARTICLE XIV - EFFECTIVE DATE AND DURATION OF PLAN


14.01 EFFECTIVE DATE OF PLAN. The Plan shall be deemed effective upon its adoption by the Board. Incentive Stock Options, Nonqualified Stock, Restricted Stock Awards and Performance Unit Awards may be granted under the Plan immediately upon adoption of the Plan by the Board.

14.02 DURATION OF THE PLAN. The Plan shall terminate at midnight on July 9, 2002, except as to Awards previously granted and outstanding under the Plan at that date, and no further Awards shall be granted thereafter. The Plan may be abandoned or terminated at any earlier time by the Board or the Committee, except with respect to any Awards then outstanding under the Plan.


                         ARTICLE XV - GENERAL PROVISIONS


15.01 CONSTRUCTION AND HEADINGS. The headings of the Articles, Sections and their subparts within the Plan are for convenience only and are not meant to be of substantive significance, and such headings shall not add to or detract from the meaning of such Article, Section or subpart.

15.02 GOVERNING LAW. The Plan and all rights and obligations thereunder shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the conflict of laws provisions of any jurisdiction.

15.03 SUCCESSOR AND ASSIGNS. This Plan shall be binding upon and inure to the benefit of the successors and assigns of the Corporation and its Subsidiaries, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Corporation or any of its Subsidiaries, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Corporation's or the Subsidiary's obligations hereunder; provided, however, that this Section 15.03 shall not apply with respect to the successors or assigns of a Subsidiary in the event that, prior to a Change of Control, the Subsidiary is sold, merged, contributed or in any other manner transferred or for any other reason ceases to be a Subsidiary of the Corporation.

15.04 SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations and covenants of the parties contained in or made pursuant to the Plan, any Award Agreement and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Incentive Stock Option or a Nonqualified Stock Option, shall survive the execution and delivery of such notices and agreements and shall survive the exercise of any Incentive Stock Option or Nonqualified Stock Option, the payment of such Option's exercise price and the delivery and receipt of the shares of Stock subject to such Option, and shall remain in full force and effect.

15.05 ABSENCE OF LIABILITY OF DIRECTORS AND COMMITTEE MEMBERS. No member of the Board or of the Committee shall be liable, with respect to this Plan, for any act, whether by commission or omission, taken by any other member of the Board or the Committee, or by any officer, agent, or employee of the Corporation or its Subsidiaries, nor shall any member of the Board or the Committee be liable, except in circumstances involving such member's own bad faith, for anything done or omitted to be done by any person in connection with this Plan.

15.06 WITHHOLDING TAXES. The Corporation or its Subsidiaries is entitled to:

              (a) Withhold and deduct from future wages of a Participant (or from other amounts which may be due and owing from a Participant to the Corporation or the Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to the Participant's exercise of a Nonqualified Stock Option or attributable to the lapse of restrictions on a Restricted Stock Award or otherwise incurred with respect to any other provisions of the Plan; or

              (b) Require the Participant promptly to remit the amount of such tax requirements to the Corporation or the Subsidiary before acting on the Participant's notice of exercise of a Nonqualified Stock Option or before taking any further action with respect to the Nonqualified Stock Option or the issuance of any certificate with respect to any shares of stock awarded under a Restricted Stock Award or a Nonqualified Stock Option.




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